[FN]
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of report: November 30, 2000
                       (Date of earliest event reported)

                                    1-10711
                                   ---------
                             (Commission File No.)



                          Sizzler International, Inc.
                        -------------------------------
             (Exact name of Registrant as specified in its charter)



                Delaware                                   95-4307254
                --------                                   ----------
(State or other jurisdiction of incorporation)     (IRS Employer Identification
                                                             Number)


         6101 West Centinela Avenue, Suite 200, Culver City, CA  90230
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (310) 568-0135
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

       On November 30, 2000 Sizzler International, Inc. (the "Registrant") issued a press release to announce the opening of a new company store in Cathedral City, California which press release is filed herewith as Exhibit 99.1 and is included in this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
-----------      --------------
99.1             Press Release dated November 30, 2000.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Sizzler International, Inc.


                                          By:  /s/ Mary E. Arnold
                                            ------------------------------
                                            Name:  Mary E. Arnold
                                            Title: Vice President and
                                                   Controller
                                            (Principal Accounting Officer)

Dated:  December 07, 2000